Note 5 - Inventories	12 Months Ended
Dec. 31, 2017
Notes to Financial Statements
Inventory Disclosure [Text Block]
5—INVENTORIES

Inventories consist of the following:

	December 31,
	2017	2016
Components, spare parts	3,909	4,683
Work-in-progress	729	809
Finished goods – own manufactured products	1,167	2,214
Finished goods – distribution products	1,656	1,128
Total gross inventories	7,461	8,834
Less: allowance for slow-moving inventory and net realizable value	(722)	(804)
Total	6,739	8,030

The provision for slow moving inventory relates to components and spare parts. The allowance for slow moving inventory (excluding exchange rate impact), the changes in which are classified within cost of sales, amounted to an income of
€41
thousand for the year ended
December 31, 2017,
a cost of
€55
thousand for the year ended
December 31, 2016
and an income of
€8
thousand for the year ended
December 31, 2015,
respectively.